Fair Value Measurements	12 Months Ended
Dec. 31, 2021
Fair Value Disclosures [Abstract]
Fair Value Measurements
NOTE 10. FAIR VALUE MEASUREMENTS
The fair values of cash and cash equivalents, restricted cash, accounts receivable, accounts payable, and certain prepaid and other current assets and accrued expenses approximate carrying values because of their short-term nature. The Company’s credit facilities are carried at amortized cost and the carrying value approximates fair value because of their short-term nature.
The Company’s liabilities that are measured at fair value on a recurring basis consist of the following as of December 31, 2021:

($ in thousands)	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Public warrant liabilities	$14,356	$—	$—
Private placement warrant liabilities	$—	$—	$9,705
Public Warrants
The fair value of the public warrants is estimated based on the quoted market price of such warrants on the valuation date. The public warrants were initially recognized as a liability in connection with the Business Combination on September 1, 2021 at a fair value of $16.2 million. As of December 31, 2021, the estimated fair value of the public warrants was $14.4 million. The $1.8 million change in fair value of the public warrants between September 1, 2021 and December 31, 2021 is recorded in
Change in fair value of warrant liabilities
in our Consolidated Statements of Operations during the year ended December 31, 2021.
Private Placement Warrants
The private placement warrants were initially recognized as a liability in connection with the Business Combination on September 1, 2021. The following summarizes the changes in the Company’s private placement warrant liabilities, which are measured at fair value on a recurring basis using significant unobservable inputs (Level 3) during the year ended December 31, 2021:

($ in thousands)
Beginning balance	$—
Initial fair value of private placement warrants	10,291
Change in fair value of private placement warrants included in net income (loss)	(586)

Ending balance	$9,705

The fair value of the private placement warrants is estimated using the Black-Scholes-Merton option-pricing model based on the following key assumptions and significant inputs as of the respective valuation dates:

	December 31, 2021	September 30, 2021	September 1, 2021
Volatility	40.50%	34.50%	25.00%
Stock price	$6.40	$8.72	$8.80
Expected life of the options to convert	4.669	4.919	5.000
Risk-free rate	1.22%	0.98%	0.78%
Dividend yield	0.00%	0.00%	0.00%
Volatility:
Expected volatility is estimated using a Monte Carlo simulation model to determine volatility based on the trading price of the public warrants and to reflect the probability of different outcomes.
Expected Life:
The expected life of the warrants is assumed to be equivalent to their remaining contractual term.
Risk-Free Interest Rate:
The risk-free interest rate is estimated based on the U.S. Treasury zero-coupon
yield curve on the valuation date for a maturity similar to the expected remaining life of the warrants.
Expected Dividend Yield:
The expected dividend yield assumption considers that we have not historically paid dividends and we do not expect to pay dividends in the foreseeable future.
There were no transfers between Levels 1, 2, and 3 during the years ended December 31, 2021, 2020 and 2019.